SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2005
Insignia Solutions plc
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)
(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
          (b)      On September 8, 2005, Roger Friedberger notified Insignia Solutions plc (the “Registrant”) that he will resign from the office of Interim Chief Financial Officer of the Registrant, effective as of September 30, 2005. Effective October 1, 2005, Mr. Friedberger will be joining SPL WorldGroup, Inc., a privately held enterprise software company, as its chief financial officer.
          (c)      On September 13, 2005, the Board of Directors of the Registrant appointed Richard Noling, age 56, as Interim Chief Financial Officer of the Registrant, effective as of October 1, 2005. Mr. Noling has served as a member of the Registrant’s Board of Directors since March 1997. Mr. Noling was the Registrant’s Chief Executive Officer from March 1997 to February 2003 and President from March 1997 to July 2001. He also served as the Registrant’s Chief Financial Officer, Senior Vice President of Finance and Operations and Company Secretary from April 1996 to October 1997 and Chief Operations Officer between February and March 1997. From August 2003 to August 2005, Mr. Noling served as Chief Executive Officer of ThinGap Corporation, a California company that develops innovative electromotive coil technology. Mr. Noling holds a Bachelor of Arts degree in aerospace and mechanical engineering science from the University of California (San Diego) in 1970, a Master of Arts degree in theology from the Fuller Theological Seminary in 1972, and a Master of Science degree in business administration in 1979 from the University of California (Irvine).
     On September 14, 2005, the Registrant entered into an offer letter with Mr. Noling for the position of Interim Chief Financial Officer. The offer letter provides that Mr. Noling will be entitled to cash compensation of $200,000 per year. Subject to approval by the Registrant’s Board of Directors, Mr. Noling will be granted a stock option to purchase 250,000 shares of the Registrant’s ordinary shares, which option will become fully vested upon a change in control of the Registrant. Mr. Noling’s offer letter also provides that in the event that his employment is terminated by the Registrant without cause after January 1, 2006, he will be entitled to cash severance in the amount of one month’s base salary and payment of COBRA insurance premiums (if Mr. Noling elects COBRA coverage) for up to three months following his termination.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Solutions plc
Date: September 14, 2005	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer